EXHIBIT 99.1
Support.com Reports Fourth Quarter 2011 Financial Results

REDWOOD CITY, CA -- 02/08/2012 -- Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software for consumers and small business, today reported unaudited financial results for its fourth quarter ended December 31, 2011.

Q4 2011 Financial Summary

For the fourth quarter of 2011, total revenue was $15.0 million compared to $12.4 million in the third quarter of 2011 and $12.3 million in the fourth quarter of 2010.

On a GAAP basis, loss from continuing operations for the fourth quarter of 2011 was $4.2 million, or $(0.09) per share, compared to $7.1 million, or $(0.15) per share, in the third quarter of 2011, and $4.0 million, or $(0.08) per share, in the fourth quarter of 2010.

Non-GAAP loss from continuing operations for the fourth quarter of 2011 was $2.8 million, or $(0.06) per share, compared to $5.0 million, or $(0.10) per share, in the third quarter of 2011, and $3.1 million, or $(0.07) per share, in the fourth quarter of 2010.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, income tax impact of the disposition of a business unit on continuing operations, acquisition expense, and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.4 million in the fourth quarter of 2011, $2.1 million in the third quarter of 2011 and $807,000 in the fourth quarter of 2010. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“We had an outstanding fourth quarter, with strong revenue growth and significant bottom line improvement,” said Josh Pickus, President and Chief Executive Officer.  “Progress in current programs, activity levels in the pipeline, especially in small business opportunities, and targeted initiatives to drive operating efficiency position us well for 2012.”

Balance Sheet Information

At December 31, 2011 cash, cash equivalents and investments were $53.0 million compared to $59.3 million at September 30, 2011.

Recent Highlights

-- Awarded Comcast small business program
-- Extended Staples program to 2013
-- Entered into agreement with leading security vendor Trend Micro to distribute Support.com®
 software products
-- Acquired managed service provider for small business in January 2012

Conference Call

Support.com will host a conference call discussing the Company's fourth quarter 2011 results on Wednesday, February 8, 2012 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of the Company's website at http://www.support.com/about/investor-relations/webcastsevents. The live call may be accessed by dialing (877) 312-8789 (domestic) or (253) 237-1314 (international) and referencing passcode 42057006. A replay of the call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international), and referencing passcode 42057006.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) provides cloud-based technology services and software for consumers and small business. Support.com Personal Technology Experts® provide a quick, cost-effective and stress-free technology support experience over the Internet and the phone using the Company's advanced technology platform. Support.com also offers a wide range of easy-to-use software products that detect and repair common computer problems and optimize performance and security. Support.com offers programs through many of the nation's leading retailers, broadband service providers, software vendors and PC/CE OEMs, and provides software to over a million consumers and small businesses. For more information please visit us at: www.support.com, www.facebook.com/support.com, or http://twitter.com/support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit: http://www.support.com/about/careers.

Copyright © 2012 Support.com, Inc. All rights reserved. Support.com and Personal Technology Experts are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries. All other marks are the property of their respective owners.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services directly to consumers and small businesses, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, income tax impact of the disposition of a business unit on continuing operations, acquisition expense, and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of loss from continuing operations and loss from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $957,000 in the fourth quarter of 2011, compared to $937,000 in the third quarter of 2011 and $717,000 in the fourth quarter of 2010. On an annual basis, stock-based compensation expense was $3.8 million in 2011 and $3.3 million in 2010.

B. Amortization of intangible assets. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses.   Amortization of intangible assets was $330,000 in the fourth quarter of 2011, compared to $330,000 in the third quarter of 2011 and $90,000 in the fourth quarter of 2010. On an annual basis, amortization of intangible assets was $866,000 in 2011 and $364,000 in 2010.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance.  Restructuring and impairment expense was zero in the fourth quarter of 2011, compared to $368,000 in the third quarter of 2011 and zero in the fourth quarter of 2010. On an annual basis, restructuring and impairment charges were $470,000 in 2011 and zero in 2010.

D. Income tax impact of the disposition of a business unit on continuing operations. Management excludes the income tax impact of the disposition of a business unit when evaluating its operating performance because this tax impact is not a result of the Company's continuing operations. The income tax expense related to the disposition of a business unit was zero in the fourth quarter of 2011, compared to zero in the third quarter of 2011 and zero in the fourth quarter of 2010. On an annual basis, the income tax expense related to the disposition of a business unit was zero in 2011 and $58,000 in 2010.

E. Acquisition expense. Management excludes acquisition expense such as legal fees and advisory fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was $5,000 in the fourth quarter of 2011, compared to $190,000 in the third quarter of 2011 and zero in the fourth quarter of 2010. On an annual basis, acquisition expense was $543,000 in 2011 and zero in 2010.

F. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $67,000 in the fourth quarter of 2011, compared to $270,000 in the third quarter of 2011 and zero in the fourth quarter of 2010. On an annual basis, tax expense associated with acquired goodwill was $337,000 in 2011 and zero in 2010.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31,		September 30,		December 31,
	2011	(1)	2011	(1)	2010

Assets
Current assets:
Cash, cash equivalents and short-term investments	$51,902		$56,682		$71,568
Accounts receivable, net	10,284		6,119		5,133
Prepaid expenses and other current assets	1,068		1,174		1,617
Total current assets	63,254		63,975		78,318
Long-term investments	1,111		2,625		2,667
Property and equipment, net	461		528		623
Goodwill	13,621		13,621		10,181
Purchased technologies, net	144		164		226
Intangible assets, net	5,670		6,000		1,076
Other assets	735		723		648

Total assets	$84,996		$87,636		$93,739

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$1,196		$609		$536
Accrued compensation	1,676		2,352		1,248
Other accrued liabilities	4,491		4,495		3,575
Short-term deferred revenue	4,723		3,897		1,574
Total current liabilities	12,086		11,353		6,933
Long-term deferred revenue	489		514		-
Other long-term liabilities	1,086		1,119		749
Total liabilities	13,661		12,986		7,682

Stockholders' equity:
Common stock	5		5		5
Additional paid-in-capital	233,977		232,953		229,692
Accumulated other comprehensive loss	(1,698)		(1,708)		(1,331)
Accumulated deficit	(160,949)		(156,600)		(142,309)
Total stockholders' equity	71,335		74,650		86,057

Total liabilities and stockholders' equity	$84,996		$87,636		$93,739

Note 1: 2011 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended					Year Ended
	December 31,		September 30,		December 31,	December 31,
	2011	(1)	2011	(1)	2010	2011	(1)	2010
Revenue:
Services	$11,124		$8,532		$9,384	$37,248		$32,276
Software and other	3,880		3,818		2,870	16,591		11,901
Total revenue	15,004		12,350		12,254	53,839		44,177

Cost of revenue:
Cost of services	8,585		7,917		6,980	29,919		26,737
Cost of software and other	449		458		381	1,744		1,358
Total cost of revenue	9,034		8,375		7,361	31,663		28,095

Gross profit	5,970		3,975		4,893	22,176		16,082

Operating expenses:
Research and development	1,599		1,577		1,316	6,057		5,214
Sales and marketing	5,509		5,954		4,911	21,791		18,091
General and administrative	2,705		3,074		2,625	12,005		10,963
Amortization of intangible assets	330		330		90	866		364

Total operating expenses	10,143		10,935		8,942	40,719		34,632

Loss from operations	(4,173)		(6,960)		(4,049)	(18,543)		(18,550)

Interest income and other, net	83		96		104	455		540

Loss from continuing operations, before income taxes	(4,090)		(6,864)		(3,945)	(18,088)		(18,010)

Income taxes provision	106		264		10	401		88

Loss from continuing operations, after income taxes	(4,196)		(7,128)		(3,955)	(18,489)		(18,098)

Income (loss) from discontinued operations, net of income taxes	(153)		18		4	(151)		31
Net Loss	$(4,349)		$(7,110)		$(3,951)	$(18,640)		$(18,067)

Earnings per share:
Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.09)		$(0.15)		$(0.08)	$(0.39)		$(0.39)
Earnings (loss) from discontinued operations, net of income taxes	(0.00)		0.00		0.00	(0.00)		0.00
Net loss per basic and diluted share	$(0.09)		$(0.15)		$(0.08)	$(0.39)		$(0.39)

Shares used in computing per share amounts:
Basic	48,351		48,326		47,536	48,288		46,818
Diluted	48,351		48,326		47,536	48,288		46,818

Note 1:  2011 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2011	2011	2010	2011	2010

GAAP cost of revenue	$9,034	$8,375	$7,361	$31,663	$28,095
Stock-based compensation expense (Cost of revenue portion only)	(91)	(68)	(47)	(274)	(169)
Restructuring and impairment charges (Cost of revenue portion only)	-	(55)	-	(93)	-
Non-GAAP cost of revenue	$8,943	$8,252	$7,314	$31,296	$27,926

GAAP operating expenses	$10,143	$10,935	$8,942	$40,719	$34,632
Stock-based compensation expense (Excl. cost of revenue portion)	(866)	(869)	(670)	(3,494)	(3,162)
Amortization of intangible assets	(330)	(330)	(90)	(866)	(364)
Restructuring and impairment charges (Excl. cost of revenue portion)	-	(313)	-	(377)	-
Acquisition expense	(5)	(190)	-	(543)	-
Non-GAAP operating expenses	$8,942	$9,233	$8,182	$35,439	$31,106

GAAP income taxes provision	$106	$264	$10	$401	$88
Income tax impact of the disposition of a business unit on continuing operations	-	-	-	-	(58)
Tax expense associated with acquired goodwill	(67)	(270)	-	(337)	-
Non-GAAP income taxes provision (benefit)	$39	$(6)	$10	$64	$30

GAAP loss from continuing operations, after income taxes	$(4,196)	$(7,128)	$(3,955)	$(18,489)	$(18,098)
Stock-based compensation expense	957	937	717	3,768	3,331
Amortization of intangible assets	330	330	90	866	364
Restructuring and impairment charges	-	368	-	470	-
Income tax impact of the disposition of a business unit on continuing operations	-	-	-	-	58
Acquisition expense	5	190	-	543	-
Tax expense associated with acquired goodwill	67	270	-	337	-
Total impact of Non-GAAP exclusions	$1,359	$2,095	$807	$5,984	$3,753

Non-GAAP loss from continuing operations, after income taxes	$(2,837)	$(5,033)	$(3,148)	$(12,505)	$(14,345)

Basic and diluted loss per share from continuing operations, after income taxes
GAAP	$(0.09)	$(0.15)	$(0.08)	$(0.38)	$(0.39)
Non-GAAP	$(0.06)	$(0.10)	$(0.07)	$(0.26)	$(0.31)

Shares used in computing per share amounts (GAAP)
Basic	48,351	48,326	47,536	48,288	46,818
Diluted	48,351	48,326	47,536	48,288	46,818

Shares used in computing per share amounts (Non-GAAP)
Basic	48,351	48,326	47,536	48,288	46,818
Diluted	48,351	48,326	47,536	48,288	46,818

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets, restructuring and impairment charges, income tax impact of the disposition of a business unit on continuing operations, acquisition expense, and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2011 amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com